UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 27, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of February 1, 2004, providing for the issuance of First Franklin Mortgage Loan Trust 2004-FFA Mortgage Pass-Through Certificates, Series 2004-FFA)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered the issuance of First Franklin Mortgage Loan Trust 2004-FFA Mortgage Pass-Through Certificates, Series 2004-FFA on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $559,767,000 aggregate principal amount of Class A1, Class A2, Class A-SIO, Class M1-A, Class M1-F, Class M2-A, Class M2-F, Class M3-A, Class M3-F, Class M4, Class M5 and Class M6 Certificates of its First Franklin Mortgage Loan Trust 2004-FFA Mortgage Pass-Through Certificates, Series 2004-FFA on February 27, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated January 27, 2004, as supplemented by the Prospectus Supplement dated February 25, 2004 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Citibank, N.A., as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A-SIO, Class M1-A, Class M1-F, Class M2-A, Class M2-F, Class M3-A, Class M3-F, Class M4, Class M5, Class M6, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, second lien, fixed rate, fully amortizing and balloon, residential mortgage loans, with an aggregate outstanding principal balance of $562,018,211 as of February 1, 2004, together with certain other assets.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N. A., as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Subservicing Agreement dated as of February 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.3

Radian Insurance Inc. Second Mortgage Pool Insurance Policy (No. R0098-01-2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:

/s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: February 27, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

4.1

Trust Agreement dated as of February 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N. A., as Securities Administrator, and LaSalle Bank National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Securitization Subservicing Agreement dated as of February 1, 2004, among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Wells Fargo Home Mortgage, Inc., as Servicer.

99.3

Radian Insurance Inc. Second Mortgage Pool Insurance Policy (No. R0098-01-2)